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                                                                    EXHIBIT 10.7

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT dated as of July 28, 2005 (as may be amended, restated, supplemented, or otherwise modified from time to time, this "Agreement") among ArtistDirect, Inc., a Delaware corporation (the "Company") and each of the other undersigned pledgors (together with the Company each being referred to individually as a "Pledgor" and collectively as the "Pledgors"), and U.S. Bank National Association, as Collateral Agent (in such capacity herein called the "Collateral Agent") for the Collateral Agent and the Holders (collectively, the "Secured Creditors").

                             PRELIMINARY STATEMENTS

      A. Each Pledgor is the legal and beneficial owner of (i) the shares of stock (the "Pledged Shares") listed opposite its name in Part A of Schedule I annexed hereto and issued by the corporations named therein, (ii) the indebtedness (the "Pledged Debt") listed opposite its name in Part B of said
Schedule I and issued by the obligors named therein, (iii) the limited liability company or membership interests (the "Pledged Limited Liability Company Interests") listed opposite its name in Part C of said Schedule I and constituting that percentage of the issued and outstanding equity interests of the issuing limited liability companies named therein and (iv) the partnership interests (the "Pledged Partnership Interests") listed opposite its name in Part D of said Schedule I and constituting that percentage of the issued and outstanding equity interests of the issuing partnerships named therein.

      B. The Company has entered into a Note and Warrant Purchase Agreement dated as of July 28, 2005 (as may be amended, restated, supplemented or otherwise modified from time to time, and any replacement or refinancing thereof, the "Note and Warrant Purchase Agreement") with the Initial Purchasers (as defined therein) (together with all holders of the Notes, the "Holders").

      C. Each Pledgor other than the Company is a direct or indirect Subsidiary of the Company.

      D. It is a requirement under the Note and Warrant Purchase Agreement that each Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the promises contained herein, in order to induce the Initial Purchasers to purchase the Notes and Warrants under the Note and Warrant Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with the Collateral Agent as follows:

      Section 1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Note and Warrant Purchase Agreement. All terms defined in the Uniform Commercial Code of the State of New York (the "UCC") and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the UCC rather than
Article 3.

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For purposes of this Agreement, "Obligations" shall mean, with respect to the
Company, all Obligations as defined in the Note and Warrant Purchase Agreement

      Section 2. Pledge of Security.

      (a) Each Pledgor hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Creditors, a security interest in all of such Pledgor's right, title and interest in and to the following (all of which being hereafter collectively referred to as the "Pledged Collateral"):

            (i) the Pledged Shares and the certificates representing the Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or Proceeds (as defined below) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            (ii) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

            (iii) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

            (iv) all additional indebtedness from time to time owed to such Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

            (v) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, at any time after the date of this Agreement, are owned by such Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

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            (vi) all indebtedness from time to time owed to such Pledgor by any
      Person at any time after the date of this Agreement, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

            (vii) the Pledged Limited Liability Company Interests and all of such Pledgor's right, title and interest in each limited liability company to which such Pledged Limited Liability Company Interests relate and all limited liability company or membership interests that, at any time after the date of this Agreement, are owned by each Pledgor in any limited liability company (which hereafter acquired interests shall be deemed to be part of the Pledged Limited Liability Company Interests), together with all rights, claims, privileges and other powers that such Pledgor is entitled to under, or in respect of, any related limited liability company agreement or operating agreement as more fully set forth in Section 4(b) hereof;

            (viii) the Pledged Partnership Interests and all of such Pledgor's right, title and interest in each partnership to which such Pledged Partnership Interests relate and all partnership interests that, at any time after the date of this Agreement, are owned by each Pledgor in any partnership (which hereafter acquired interests shall be deemed to be part of the Pledged Partnership Interests), together with all rights, claims, privileges and other powers that such Pledgor is entitled to under, or in respect of, any related partnership agreement or operating agreement as more fully set forth in Section 4(c) hereof; and

            (ix) to the extent not covered by clauses (i) through (viii) above, all Proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "Proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to such Pledgor or the Collateral Agent from time to time with respect to any of the Pledged Collateral.

      Section 3. Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all obligations and liabilities of every nature of Pledgors now or hereafter existing under or arising out of or in connection with the Note and Warrant Purchase Agreement, the other Transaction Documents, and all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Company or any other Pledgor, would accrue on such obligations, whether or not such interest is an allowed claim), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Collateral Agent, and all obligations of every nature of Pledgors now or hereafter existing under this Agreement (all such obligations of Pledgors, being the "Secured Obligations").

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      Section 4. Delivery of Pledged Collateral; Assignment of Pledged Limited
Liability Company Interests and Pledged Partnership Interests. For the purposes set forth in Section 2 and Section 3 above:

      (a) all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the appropriate Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to register in the name of the Collateral Agent or any of its nominees, as pledgee, any or all of the Pledged Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations;

      (b) each Pledgor hereby transfers and assigns to the Collateral Agent all of the Pledged Limited Liability Company Interests of such Pledgor and all of such Pledgor's right, title and interest in each limited liability company to which such Pledged Limited Liability Company Interests relate, and all limited liability company and membership interests hereafter acquired by such Pledgor in any limited liability company, including, without limitation:

            (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets (as defined below) and, subject to
      Section 8 hereof, other distributions to which such Pledgor shall at any time be entitled in respect of such Pledged Limited Liability Company Interests;

            (B) subject to Section 8 hereof, all other payments due or to become due to such Pledgor in respect of the Pledged Limited Liability Company Interests, whether under any limited liability company agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

            (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens; and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Pledged Limited Liability Company Interests;

            (D) all present and future claims, if any, of any of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

            (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Pledged Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement; to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Pledged Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not

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      limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

            (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and, subject to Section 8 hereof, all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

            (G) to the extent not otherwise included, all Proceeds of any or all of the foregoing; and

      (c) each Pledgor hereby transfers and assigns to the Collateral Agent all of the Partnership Interests of such Pledgor and all of such Pledgor's right, title and interest in each partnership to which such Pledged Partnership Interests relate, and all partnership interests hereafter acquired by such Pledgor in any partnership, including, without limitation:

            (A) all the capital thereof and its interest in all profits, losses, Partnership Assets (as defined below) and, subject to Section 8 hereof, other distributions to which such Pledgor shall at any time be entitled in respect of such Pledged Partnership Interests;

            (B) subject to Section 8 hereof, all other payments due or to become due to such Pledgor in respect of the Pledged Partnership Interests, whether under any partnership agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

            (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens; and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Pledged Partnership Interests;

            (D) all present and future claims, if any, of any of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

            (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Pledged Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement; to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Pledged Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

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            (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and, subject to Section 8 hereof, all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

            (G) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

      (d) As used herein, the term "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and any interests in other limited liability companies), at any time owned or represented by any Pledged Limited Liability Company Interest, and the term "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and any interests in other partnerships), at any time owned or represented by any Pledged Partnership Interest.

      (e) To the extent that any Pledged Collateral is uncertificated but constitutes a "security" as defined under Sections 8-102(a) and 8-103(c) of the UCC, the Pledgor which is the owner of such Pledged Collateral shall, and shall cause the issuer of such Pledged Collateral to enter into a control agreement with the Collateral Agent concerning such Pledged Collateral in substantially the form attached hereto as Schedule III. If such Pledged Collateral is uncertificated and does not constitute a "security" as defined under Sections 8-102(a) and 8-103(c) of the UCC, then Pledgor shall file or cause to be filed a UCC-1 sufficient to perfect a security interest in such Pledged Collateral.

      Section 5. Representations and Warranties. Each Pledgor represents and warrants as follows:

      (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Shares of such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt of such Pledgor has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default. All the Pledged Limited Liability Company Interests and Pledged Partnership Interests of such Pledgor have been duly authorized and validly issued and are fully paid and not subject to any call or other assessment other than mandatory capital contributions under any applicable limited liability company agreement, partnership agreement or operating agreement.

      (b) Description of Pledged Collateral. As of the Effective Date, the Pledged Shares of such Pledgor constitute (i) with respect to entities formed under the laws of the United States or any State or territory thereof (each, a "Domestic Corporation"), all of the issued and outstanding equity interests in each Domestic Corporation owned by such Pledgor and (ii) with respect to entities not Domestic Corporations, (each, a "Foreign Corporation"), all of the issued and outstanding equity interests in each Foreign Corporation owned by such Pledgor (other than, in the case of any Foreign Corporation classified for United States federal income tax purposes as a foreign corporation, any such equity interests representing more than 65% of the total equity interests in such Foreign Corporation) and there are no outstanding warrants, options or other

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rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any such Pledged Shares. As of the Effective Date, the Pledged Debt of such Pledgor constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Pledgor.

      (c) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral of such Pledgor free and clear of any Lien except for the security interest created by this Agreement.

      (d) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by it of the Pledged Collateral pursuant to this Agreement and the grant by it of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by it, or (iii) the exercise by the Collateral Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

      (e) Perfection. Upon satisfaction of the requirements set forth in Section 4(e), the pledge of the Pledged Shares, the Pledged Debt, the Pledged Limited Liability Company Interests and the Pledged Partnership Interests pursuant to this Agreement creates a valid and perfected first priority security interest in such Pledged Shares, such Pledged Debt, such Pledged Limited Liability Company Interests and such Pledged Partnership Interests, securing the payment of the Secured Obligations.

      (f) Limited Liability Company Interests and Partnership Interests. No Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any limited liability company agreement, partnership agreement or operating agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any limited liability company agreement, partnership agreement or operating agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Pledged Limited Liability Company Interest or Pledged Partnership Interest is, to the knowledge of such Pledgor, subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto. The pledge and assignment of the Pledged Limited Liability Company Interests and the Pledged Partnership Interests pursuant to this Agreement, together with the relevant filings or recordings under the UCC (which filings and recordings have been or will be made), creates a valid, perfected and continuing first priority security interest in such Pledged Limited Liability Company Interests, Pledged Partnership Interests and the Proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on such Pledged Limited Liability Company Interests or Pledged Partnership Interests. Parts C and D, respectively, of Schedule I accurately state whether any uncertificated Pledged Limited Liability Company Interests and Pledged Partnership Interests constitute a "security" under UCC Sections 8-102(a) and 8-103(c).

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      (g) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

      (h) Other Information. All information heretofore, herein or hereafter supplied to the Collateral Agent by or on behalf of such Pledgor with respect to the Pledged Collateral is accurate and complete in all material respects.

      Section 6. Transfers and Other Liens; Additional Pledged Collateral; etc. Each Pledgor shall:

      (a) not, except as expressly permitted by the Note and Warrant Purchase Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral pledged by it hereunder, except for the security interest under this Agreement, or (iii) permit any Subsidiary that is an issuer of Pledged Collateral pledged by it hereunder to merge or consolidate unless all the outstanding equity interests in the surviving or resulting entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests in any other constituent entity; provided, that in the event such Pledgor makes an Asset Sale permitted by the Note and Warrant Purchase Agreement and the assets subject to such Asset Sale are Pledged Collateral, the Collateral Agent shall release the Pledged Collateral that is the subject of such Asset Sale to such Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale; provided, further, that, as a condition precedent to such release, the Collateral Agent shall have received evidence reasonably satisfactory to it that arrangements reasonably satisfactory to it have been made for delivery to the Holders of the Net Sale Proceeds of such Asset Sale if required under the Note and Warrant Purchase Agreement;

      (b) (i) cause each Subsidiary that is an issuer of Pledged Shares pledged by it hereunder not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares pledged by it hereunder, and (iii) pledge hereunder, immediately upon its acquisition thereof, any and all shares of stock of any other Person;

      (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Pledgor;

      (d) pledge hereunder, immediately upon its acquisition thereof, any and all limited liability company and membership interests in any limited liability company (including, without limitation, additional interests relating to the Pledged Limited Liability Company Interests pledged by it hereunder);

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      (e) pledge hereunder, immediately upon its acquisition thereof, any and all partnership interests in any partnership (including, without limitation, additional interests relating to the Pledged Partnership Interests pledged by it hereunder);

      (f) if any Pledged Limited Liability Company Interest, Pledged Partnership Interest or any other Pledged Collateral pledged at any time hereunder is or becomes certificated, immediately deliver such certificates to the Collateral Agent in accordance with Section 3(a) hereof;

      (g) if any uncertificated Pledged Limited Liability Company Interest, Pledged Partnership Interest or any other Pledged Collateral pledged at any time hereunder is or becomes a "security" as defined in Sections 8-102(a) and 8-103 of the UCC, as soon as practicable, but in any event within 10 Business Days, cause the issuer of such uncertificated security to duly authorize, execute and deliver to the Collateral Agent an agreement for the benefit of the Collateral Agent and the Secured Creditors substantially in the form of Schedule III hereto, pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such uncertificated security originated by any other Person; provided, that the Collateral Agent agrees with each Pledgor that executes any such agreement that the Collateral Agent shall not give any instructions to any issuer with respect to such uncertificated security unless an Event of Default shall have occurred and be continuing;

      (h) promptly deliver to the Collateral Agent all material written notices received by it with respect to its Pledged Collateral; and

      (i) pay promptly when due all material taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral of such Pledgor, except to the extent the validity thereof is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP; provided, that such Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Pledgor or any of such Pledged Collateral as a result of the failure to make such payment.

      Section 7. Further Assurances; Pledge Amendments.

      (a) Each Pledgor agrees that from time to time, at its expense, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that the Collateral Agent may reasonably deem to be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted by such Pledgor hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will:
(i) file such financing or continuation statements, or amendments thereto, and execute, file and/or deliver such other instruments or notices, as the Collateral Agent may reasonably deem to be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at the Collateral Agent's reasonable request,

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appear in and defend any action or proceeding that may adversely affect any
Pledgor's title to or the Collateral Agent's security interest in all or any part of the Pledged Collateral.

      (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities or instruments required to be pledged hereunder as provided in Section 6(b), (c), (d) or (e), promptly (and in any event within five Business Days) deliver to the Collateral Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares, Pledged Debt, Pledged Limited Liability Company Interests or Pledged Partnership Interests to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes the Collateral Agent to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Shares, Pledged Debt, Pledged Limited Liability Company Interests or Pledged Partnership Interests, as the case may be, listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral; provided, that the failure of any such Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares, Pledged Debt, Pledged Limited Liability Company Interests or Pledged Partnership Interests pledged pursuant to this Agreement shall not impair the security interest of the Collateral Agent therein or otherwise adversely affect the rights and remedies of the Collateral Agent hereunder with respect thereto.

      Section 8. Voting Rights; Dividends; Etc.

      (a) So long as no Event of Default shall have occurred and be continuing:

            (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral pledged by it hereunder or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note and Warrant Purchase Agreement; provided, however, that such Pledgor shall not exercise any such right if the Collateral Agent shall have notified such Pledgor that, in the Collateral Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that such Pledgor shall give the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by any Pledgor of any Pledged Shares for or such Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor
      (B) such Pledgor's consent to or approval of any action otherwise permitted under the Note and Warrant Purchase Agreement shall be deemed inconsistent with the terms of this Agreement or the Note and Warrant Purchase Agreement within the meaning of this Section 8(a)(i), and no notice of any such voting or consent need be given to the Collateral Agent;

            (ii) Unless and to the extent as otherwise provided in the Note and Warrant Purchase Agreement, each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, distributions and interest paid in respect of the Pledged Collateral pledged by it hereunder to the extent such payments are permitted under the Note and Warrant Purchase Agreement; provided, however, that any and all

                  (A) Dividends, distributions and interest paid or payable
            other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral,

                  (B) Dividends or distributions paid or payable in cash in
            respect of any such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any such Pledged Collateral,

      shall be, and shall forthwith be delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith paid over or delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

            (iii) The Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to any Pledgor all such proxies, dividend payment orders and other instruments as any such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the Dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

      (b) Upon the occurrence and during the continuation of an Event of
Default:

            (i) upon written notice from the Collateral Agent to any Pledgor (although no such notice shall be required if an Event of Default under the Note and Warrant Purchase Agreement exists), all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

            (ii) all rights of Pledgors to receive the dividends, distributions and interest payments which they would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such Dividends and interest payments; and

            (iii) all dividends, distributions, principal and interest payments and other distributions which are received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 8(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

      (c) In order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) or Section 8(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and
(ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to the Collateral Agent an irrevocable proxy to vote the Pledged Shares, the Pledged Limited Liability Company Interests and the Pledged Partnership Interests pledged by it hereunder and to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders or members, calling special meetings of shareholders or members and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such Pledged Shares, such Pledged Limited Liability Company Interests or such Pledged Partnership Interests, as the case may be, on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Shares, such Pledged Limited Liability Company Interests or such Pledged Partnership Interests or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the indefeasible payment in full in cash of the Secured Obligations.

      Section 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Collateral Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

      (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without further authorization of such Pledgor;

      (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

      (c) to receive, endorse and collect any instruments made payable to such Pledgor representing any Dividend, principal or interest payment or other distribution in respect of the Pledged Collateral pledged by it hereunder or any part thereof and to give full discharge for the same; and

      (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Pledged Collateral. The Collateral Agent shall not exercise any powers granted pursuant to this appointment as attorney-in-fact (other than with respect to clause (a) above) until the occurrence of and only during the continuation of an Event of Default. This appointment as attorney-in-fact is a power coupled with an interest and shall terminate upon the termination of this Agreement.

      Section 10. Collateral Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by Pledgors under Section 14(b).

      Section 11. Standard of Care. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession (if any) and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral, it being understood that the Collateral Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters,
(b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property consisting of negotiable securities.

      Section 12. Remedies.

      (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Collateral Agent or any other Secured Creditor may be the purchaser of any or all of the Pledged Collateral at any such sale and the Collateral Agent, as agent for and representative of the Secured Creditors, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' written notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any of the Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree; provided, however, that such sale was conducted in a commercially reasonable manner (it being understood and agreed that none of the foregoing actions, individually or in the aggregate, shall make such a sale commercially unreasonable). If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgors shall be liable, jointly and severally, for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency.

      (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each such Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

      (c) If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgors shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Collateral Agent in exempt transactions under the Securities Act.

      (d) Notwithstanding anything in this Agreement to the contrary, the Collateral Agent shall exercise, or shall refrain from exercising, any remedy provided for in Section 12(a) in accordance with the instructions of the Holders of a majority of the outstanding principal amount of the Notes.

      Section 13. Application of Proceeds. Except as expressly provided elsewhere in this Agreement or in the Note and Warrant Purchase Agreement, all proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the

Collateral Agent as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority:

            (a) First, to the payment of, or (as the case may be) the reimbursement of, the Collateral Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Collateral Agent in connection with the collection of such monies by the Collateral Agent, for the exercise, protection or enforcement by the Collateral Agent of all or any of the rights, remedies, powers and privileges of the Collateral Agent under this Agreement or any of the other Transaction Documents or in respect of the Pledged Collateral or in support of any provision of adequate indemnity to the Collateral Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Collateral Agent to such monies;

            (b) Second, to the payment of all other Secured Obligations (for the ratable benefit of the holders thereof); provided, however, that distributions shall be made pari passu among Secured Obligations owing to the Secured Creditors, such as interest, principal, fees and expenses, among the Secured Creditors pro rata;

            (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Secured Creditors, of all of the Secured Obligations, to the payment of any obligations required to be paid pursuant to Section 9-615(a)(3) of the UCC or otherwise in accordance with applicable law or pursuant to an order of a court of competent jurisdiction; and

            (d) Fourth, the excess, if any, shall be returned to the Pledgors or to such other Persons as are entitled thereto.

      Section 14. Indemnity and Expenses.

      (a) Pledgors agree, jointly and severally, to indemnify the Collateral Agent and each other Secured Creditor from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from the Collateral Agent's or such other Secured Creditor's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

      (b) Pledgors shall jointly and severally pay to the Collateral Agent upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

      Section 15. Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash of all Secured Obligations, (b) be binding upon each Pledgor, its successors and assigns, and
(c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), but subject to the provisions of the Note and Warrant Purchase Agreement, any Holder may assign or otherwise transfer all or a portion of its rights and related outstanding Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Holders herein or otherwise. Upon the indefeasible payment in full in cash of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor entitled thereto. Upon any such termination the Collateral Agent will authorize and/or execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination; provided, that all such documents (including UCC-3 Financing Statements) shall be prepared by and at the expense of such Pledgor, and such Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to the Collateral Agent, of such of the Pledged Collateral pledged by it hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof.

      Section 16. Collateral Agent.

      (a) Nothing herein shall be construed to make the Collateral Agent or any other Secured Creditor liable as a member of any limited liability company or partnership represented by a Pledged Limited Liability Company Interest or Pledged Partnership Interest, as the case may be, and the Collateral Agent or any other Secured Creditor by virtue of this Agreement or otherwise shall not have any of the duties, obligations or liabilities of such a member or partner. The parties hereto expressly agree that this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Creditor and/or any Pledgor.

      (b) The Collateral Agent, by accepting this Agreement, shall not become liable as a member of any limited liability company or partnership represented by a Pledged Limited Liability Company Interest or Pledged Partnership Interest, as the case may be, or otherwise be deemed to be a co-venturer with respect to any Pledgor either before or after an Event of Default shall have occurred. The Collateral Agent shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partner of any partnership whose interests have been pledged hereunder or of any Pledgor.

      (c) The Collateral Agent shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

      (d) The acceptance by the Collateral Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Collateral Agent to appear in or defend any action or proceeding relating to the Pledged Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Pledged Collateral.

      Section 17. Collateral Agent as Agent. The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Holders. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Note and Warrant Purchase Agreement and upon the instructions of the Holders holding a majority of the principal amount of the Notes.

      Section 18. Amendments; Etc. No amendment or waiver of any provision of this Agreement, or consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and in accordance with the provisions of the Note and Warrant Purchase Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

      Section 19. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and in accordance with the notice provisions in the Note and Warrant Purchase Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

      Section 20. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

      Section 21. Obligations Absolute. The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Transaction Document; or (c) any amendment to or modification of any Transaction Document or any security for any of the Secured Obligations; whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

      Section 22. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      Section 23. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      Section 24. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Note and Warrant Purchase Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

      Section 25. Consent to Jurisdiction and Service of Process. ANY AND ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY NEW YORK STATE COURT LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR IN ANY FEDERAL DISTRICT COURT IN THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR. Each Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Pledgor at its address provided in Section 19, such service being hereby acknowledged by such Pledgor to be sufficient for personal jurisdiction in any action against such Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Collateral Agent to bring proceedings against any Pledgor in the courts of any other jurisdiction.

      Section 26. Waiver of Jury Trial. EACH OF THE PLEDGORS AND COLLATERAL AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each of the Pledgors and the Collateral Agent acknowledges that this waiver is a material inducement for each of the Pledgors and the Collateral Agent to enter into a business relationship, that each of the Pledgors and the Collateral Agent has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each of the Pledgors and the Collateral Agent further warrants and represents that it has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A WRITTEN AMENDMENT TO THIS AGREEMENT WHICH MAKES SPECIFIC REFERENCE TO THIS SECTION), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

      Section 27. Additional Pledgors. The initial Pledgors hereunder shall be Company and such Subsidiaries of Company and other Persons as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Persons may become parties hereto as required by the Note and Warrant Purchase Agreement, as additional Pledgors (each an "Additional Pledgor"), by executing a counterpart of this Agreement. Upon delivery of any such counterpart to the Collateral Agent, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereof. At the time of delivery of such counterpart to the Collateral Agent, such Additional Pledgor also shall deliver to the Collateral Agent a duly executed Pledge Amendment, together with the Pledged Collateral referred to therein. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of the Company to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

      Section 28. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, each of the Pledgors and the Collateral Agent have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ARTISTDIRECT, INC.

By: /s/ Robert N. Weingarten
    -------------------------------
Name: Robert N. Weingarten
Title: Chief Financial Officer

Notice Address:

__________________________________
__________________________________
__________________________________

Attention: _______________________
Tel: _____________________________
Fax: _____________________________

                            Accepted:

                            U.S. BANK NATIONAL ASSOCIATION, as
                            Collateral Agent

                            By: /s/ Brad E. Scarbrough
                                -----------------------------
                                Name:  Brad E. Scarbrough
                                Title: Vice President

                            Notice Address:
                                    U.S. Bank National Association
                                    633 West Fifth Street, 24th Floor
                                    Los Angeles, CA 90071
                                    Attention: Corporate Trust Services
                                    (ARTISTdirect, Inc. 2005 Pledge Agreement)

                                PLEDGE AGREEMENT

                                   SCHEDULE I

                                     PART A

Shares Pledged          Class of Stock     Stock Cert. #     Par Value      Number of Shares      % of Issuer          Pledgor
--------------          --------------     -------------     ---------      ----------------      -----------     -----------------
ARTISTdirect Internet
Group, Inc.                 Common               2           $    .001           1,000               100%         ARTISTdirect, Inc.
ARTISTdirect Digital,
Inc.                        Common              C-2          $    .001           1,000               100%         ARTISTdirect, Inc.
MediaDefender, Inc.         Common              512          $   .0001             100               100%         ARTISTdirect, Inc.
--------------          --------------     -------------     ---------      ----------------      -----------        -------
--------------          --------------     -------------     ---------      ----------------      -----------        -------
--------------          --------------     -------------     ---------      ----------------      -----------        -------
--------------          --------------     -------------     ---------      ----------------      -----------        -------
--------------          --------------     -------------     ---------      ----------------      -----------        -------
--------------          --------------     -------------     ---------      ----------------      -----------        -------

                                PLEDGE AGREEMENT

                                   SCHEDULE I

                                     PART B

                                  Pledged Debt

Note Holder     Debtor     Face Value of Note     Date of the Note     Due Date of the Note     Interest Rate
-----------     ------     ------------------     ----------------     --------------------     -------------
-----------     ------     ------------------     ----------------     --------------------     -------------

-----------     ------     ------------------     ----------------     --------------------     -------------

                                PLEDGE AGREEMENT

                                   SCHEDULE I

                                     PART C

   Limited Liability       Class of                       Number of
Company Interest Pledged   Interest    Certificate  #*    Interests    % of Issuer    Pledgor
------------------------   --------    ---------------    ---------    -----------    -------
------------------------   --------    ---------------    ---------    -----------    -------
------------------------   --------    ---------------    ---------    -----------    -------
------------------------   --------    ---------------    ---------    -----------    -------
------------------------   --------    ---------------    ---------    -----------    -------
------------------------   --------    ---------------    ---------    -----------    -------
------------------------   --------    ---------------    ---------    -----------    -------
------------------------   --------    ---------------    ---------    -----------    -------

----------

* If not certificated, state whether the Pledged Interest constitutes a "security" under UCC Sections 8-102(a) and 8-103(c).

                                PLEDGE AGREEMENT

                                   SCHEDULE I

                                     PART D

                                   SCHEDULE II

                                PLEDGE AMENDMENT

      This Pledge Amendment, dated ________, 20__, is delivered pursuant to
Section 7(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated July 28, 2005, by and among the undersigned, the other Pledgors party thereto and U.S. Bank National Association, as Collateral Agent (the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] [Pledged Limited Liability Company Interests] [Pledged Partnership Interests] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] [Pledged Limited Liability Company Interests] [Pledged Partnership Interests] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                [NAME OF PLEDGOR]

                                By: _______________________
                                    Name:
                                    Title:

                   Class of                                     Number of
Shares Pledged       Stock      Stock Cert. #     Par Value       Shares      % of Issuer     Pledgor
--------------     --------     -------------     ---------     ---------     -----------     -------


                                                                         Due Date of the
Note Holder     Debtor:     Face Value of Note:     Date of the Note          Note:          Interest Rate:
-----------     -------     -------------------     ----------------     ---------------     --------------


   Limited Liability        Class of                       Number of
Company Interest Pledged    Interest     Certificate #*    Interests     % of Issuer    Pledgor
------------------------    --------    ---------------    ---------     -----------    -------


Partnership Interest    Class of                      Number of
       Pledged          Interest    Certificate #*    Interests     % of Issuer     Pledgor
--------------------    --------    --------------    ---------     -----------     -------


----------

* If not certificated, state whether the Pledged Interest constitutes a security under UCC Sections 8-102(a) and 8-103(c).

                                  SCHEDULE III

                                     Form of
                  Agreement Regarding Uncertificated Securities

            AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ ___, 20__, among ____________ (the
"Pledgor"), U.S. Bank National Association, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"), and ________________, as the issuer of the Uncertificated Securities (as defined below) (the "Issuer").

                                   WITNESSETH:

            WHEREAS, the Pledgor, certain other Pledgors and the Collateral Agent are parties to a Pledge Agreement, dated as of July 28, 2005 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Secured Obligations (as defined in the Pledge Agreement), the Pledgor has pledged to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Collateral Agent for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all "uncertificated securities" (as defined in Sections 8-102(a) and 8-103 of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities") issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor, subject, in the case of an Issuer that is a Foreign Corporation, to the limitations provided in Section 2(b) of the Pledge Agreement (with all of such Uncertificated Securities being herein collectively called the "Issuer Pledged Interests"); and

            WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Collateral Agent under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Collateral Agent control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

            NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Collateral Agent (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Collateral Agent (and its successors and assigns) or a court of competent jurisdiction.

            2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Collateral Agent) has been received by it, and (ii) the security interest of the Collateral Agent in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

            3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Collateral Agent, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement, limited liability company agreement, operating agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and
(ii) if the Issuer is a corporation, the Issuer Pledged Interests are fully paid and nonassessable.

            4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Collateral Agent at the following address:

                        [ADDRESS]

                        With a copy to:

                        [ADDRESS]

            5. All notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent. All notices and other communications shall be in writing and addressed as follows:

            (a)   if to the Pledgor, at:

                  _____________________________
                  _____________________________
                  Attention: __________________

            (b)   if to the Collateral Agent, at:

                  U.S. Bank National Association
                  633 West Fifth Street, 24th Floor
                  Los Angeles, CA 90071
                  Attention:  Corporate Trust Services
                  (ARTISTdirect, Inc. 2005 Pledge Agreement)

            (c)   if to the Issuer, at:

                  _____________________________
                  _____________________________
                  _____________________________
                  Attention: __________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 5, "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City or Los Angeles, California.

            6. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement, which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Collateral Agent, the Issuer and the Pledgor which at such time owns any Issuer Pledged Interests, and otherwise in accordance with the Pledge Agreement.

            7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                         [Signatures begin on next page]

            IN WITNESS WHEREOF, the Pledgor, the Collateral Agent and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                           U.S. BANK NATIONAL
                                           ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Collateral Agent

                                       By: _____________________________
                                           Name:
                                           Title:

                                       [PLEDGOR]

                                       By: _____________________________
                                           Name:
                                           Title:

                                       [ISSUER]

                                       By: _____________________________
                                           Name:
                                           Title: